THE VANTAGEPOINT FUNDS

Vantagepoint Diversifying Strategies Fund

Supplement dated June 14, 2013 to the

Prospectus dated May 1, 2013

This supplement changes the disclosure in the prospectus and provides new information that should be read together with the prospectus and any supplements thereto.

Effective June 7, 2013, Eli Pars has been added as a portfolio manager to the portion of the Vantagepoint Diversifying Strategies Fund managed by Calamos Advisors LLC (“Calamos”). Therefore, the table relating to Calamos found in the section entitled “Management – Subadvisers” on page 34 is being replaced with the following:

Calamos Advisors LLC

Name	Title with Subadviser	Length of Service
John P. Calamos, Sr.	Chief Executive Officer and Global Co-Chief Investment Officer	Portfolio Manager of the Fund since January 2010

Gary D. Black	Executive Vice President, Global Co-Chief Investment Officer and Chief Investment Officer of Alternative Investments	Portfolio Manager of the Fund since August 2012

Jeff Scudieri	Senior Vice President and Co-Head of Research and Investments	Portfolio Manager of the Fund since January 2010

Jon Vacko	Senior Vice President and Co-Head of Research and Investments	Portfolio Manager of the Fund since January 2010

John Hillenbrand	Senior Vice President and Co-Portfolio Manager	Portfolio Manager of the Fund since January 2010

Steve Klouda	Senior Vice President and Co-Portfolio Manager	Portfolio Manager of the Fund since January 2010

Eli Pars	Senior Vice President and Co-Portfolio Manager	Portfolio Manager of the Fund since June 2013

Joe Wysocki	Vice President and Co-Portfolio Manager	Portfolio Manager of the Fund since January 2010

Nick Niziolek	Vice President and Co-Portfolio Manager	Portfolio Manager of the Fund since March 2013

Dennis Cogan	Vice President and Co-Portfolio Manager	Portfolio Manager of the Fund since March 2013

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Also as a result of this change, the following replaces the table regarding Calamos found in the section entitled “Investment Subadvisers and Portfolio Managers” on page 114.

Name	Five Year Business History	Role in Fund Management
John P. Calamos, Sr.	Founded Calamos in 1977	Responsible for firm-wide risk
management and the top-down
approach of diversification by
country, sector, industry and
macro-level investment themes,
and directs the team’s focus on
macro themes, upon which the
portfolio’s strategy is based

Gary D. Black	Joined Calamos in August 2012; with Black Capital, LLC from July 2009 until August 2012; with Janus Capital Group from January 2006 until July 2009	Responsible for portfolio level risk management, sector and country weightings, bottom-up fundamental security analysis, and corresponding research and analysis for key holdings

Jeff Scudieri	Joined Calamos in 1997	Responsible for implementation of strategy; direct and supervise team

Jon Vacko	Joined Calamos in 2000	Responsible for implementation of strategy; direct and supervise team

John Hillenbrand	Joined Calamos in 2002	Responsible for implementation of strategy; direct and supervise team

Steve Klouda	Joined Calamos in 1994	Responsible for implementation of strategy; direct and supervise team

Eli Pars	Joined Calamos in May 2013; with Chicago Fundamental Investment Partners from February 2009 until November 2012; with Mulligan Partners LLC from October 2006 until February 2009	Responsible for implementation of strategy; direct and supervise team

Joe Wysocki	Joined Calamos in 2003	Responsible for implementation of strategy; direct and supervise team

Nick Niziolek	Joined Calamos in 2005	Responsible for implementation of strategy; direct and supervise team

Dennis Cogan	Joined Calamos in 2005	Responsible for implementation of strategy; direct and supervise team

Please retain this supplement for future reference.

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SUPP-025-201306-1251

THE VANTAGEPOINT FUNDS

Supplement dated June 14, 2013 to the

Statement of Additional Information dated May 1, 2013

The following changes are made to the statement of additional information (“SAI”) and provide new information that should be read together with the SAI and any supplements thereto.

DIVERSIFYING STRATEGIES FUND

Effective June 7, 2013, Eli Pars has been added as a portfolio manager to the portion of the Vantagepoint Diversifying Strategies Fund managed by Calamos Advisors LLC (“Calamos”).

The following should replace the information regarding Calamos found under the section entitled “Additional Information Pertaining to Portfolio Managers of the Funds” on pages 93-96:

Calamos

Calamos reported the following regarding other accounts managed by portfolio manager(s) as of December 31, 2012:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Diversifying Strategies Fund Fund/Portfolio Manager(s)	Number	Total Assets	Number	Total Assets	Number	Total Assets
John P. Calamos, Sr.	24	$23,272,180,004	11	$1,979,315,086	2,487	$4,403,799,618

Gary D. Black	24	$23,272,180,004	12	$2,003,280,788	2,487	$4,403,799,618

Jeff Scudieri	21	$20,713,072,425	11	$1,979,315,086	2,487	$4,403,799,618

Jon A. Vacko	21	$20,713,072,425	11	$1,979,315,086	2,487	$4,403,799,618

John Hillenbrand	21	$20,713,072,425	11	$1,979,315,086	2,487	$4,403,799,618

Steve Klouda	21	$20,713,072,425	11	$1,979,315,086	2,487	$4,403,799,618

Eli Pars**	1	$1,317,843,548	0	—	1	$192,856,573

Joe Wysocki	21	$20,713,072,425	11	$1,979,315,086	2,487	$4,403,799,618

Nick Niziolek***	21	$20,713,072,425	11	$1,979,315,086	2,487	$4,403,799,618

Dennis Cogan***	21	$20,713,072,425	11	$1,979,315,086	2,487	$4,403,799,618

*	Calamos reported that the number of accounts where advisory fee is based on account performance: 3 registered investment companies with total assets of approximately $1,464 million.
**	Calamos states that Eli Pars joined the firm on May 14, 2013 and was not responsible for the day- to-day management of any registered investment companies, pooled investment vehicles or other accounts managed by Calamos as of December 31, 2012. Calamos states that as of June 7, 2013, Mr. Pars assumed day-to-day management as part of the team for all noted accounts.
***	Calamos reported that Messrs. Cogan and Niziolek assumed day-to-day management as part of the team for all noted accounts on March 1, 2013.

Potential Conflicts of Interest

Calamos states that its portfolio managers are responsible for managing both mutual fund accounts and other accounts, including separate accounts and funds not required to be registered under the 1940 Act. Calamos further states that, other than potential conflicts between investment strategies, the side-by-side management of both mutual fund accounts and other accounts may raise potential conflicts of interest due to the interest held by Calamos in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a mutual fund and another account and allocation of aggregated trades).

Calamos states that it has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos states that it will only place cross-trades in securities held by mutual funds in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis. Calamos states that the allocation methodology employed by Calamos varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Calamos states that, generally, however, orders are placed first for those clients that have given Calamos brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos to execute trades through a specific broker. Calamos, however, further states that if the directed broker allows Calamos to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos full brokerage discretion. Calamos states that it and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients.

Calamos states that a client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Calamos states that under its’ policy, allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos states that its head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Chief Compliance Officer on a monthly basis.

Calamos states that it generally allocates investment opportunities for which there is limited availability among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos states that it may consider subjective elements in attempting to allocate a trade, in which case a Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos states that it is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

Calamos believes that the potential conflicts that could arise as a result of concurrent management of the Fund and other accounts include the allocation of investment opportunities and securities purchased among these multiple accounts. Similarly, Calamos states that trading in securities by Calamos personnel for their own accounts potentially could conflict with the interest of clients. Calamos does not believe that any of these potential conflicts of interest are material and Calamos states that the firm has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as an investment adviser.

Calamos states that affiliates of Calamos and Calamos Financial Services LLC (“CFS”), Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Family Partners, Inc. (“CFP”) and the owners of these affiliates, which include John P. Calamos, Sr., Nick P. Calamos and John Calamos, Jr. (“Calamos Family”), and employees of our firm, may invest in products managed by Calamos to support the continued growth of investment products and strategies, including investments to seed new products. Calamos states that notwithstanding any provision to the contrary in the Calamos Code of Ethics, investments made by CAM, CILLC, CFP and the Calamos Family in products managed by Calamos are not subject to restrictions of the Calamos Code of Ethics regarding short term or speculative trading, and that as a result, such entities or individuals may hedge corporate or personal investments in such products. Calamos states, however, that these hedging transactions are subject to pre-clearance by the Calamos Compliance Department and reporting to the CAM Audit Committee. In addition, Calamos states all other provisions of the Calamos Code of Ethics are otherwise applicable.

Calamos states that its General Counsel may approve additional strategies or instruments based on unusual market circumstances and on the determination that the transactions would not impact the broader market or conflict with any customer activity.

Compensation of Portfolio Managers

Calamos states that as of December 31, 2012, John P. Calamos, Sr. and Gary D. Black, our Global Co-CIOs, receive all of their compensation from Calamos. Calamos further states that each has entered into an employment agreement that provides for compensation in the form of an annual base salary and a target bonus, both components payable in cash, and that their target bonus is set at a percentage of the respective base salary. Similarly, there is a target for Long-Term Incentive (“LTI”) awards and that target is also set at a percentage of the respective base salaries. Additionally, Mr. Black’s arrangement provides that he will receive certain incentive fee payments collected from an affiliated entity of Calamos unrelated to his activities with mutual funds accounts or other registered investment companies.

Calamos states that as of December 31, 2012, Jeff Scudieri, Jon Vacko, John Hillenbrand, Steve Klouda, and Joe Wysocki receive all of their compensation from Calamos and that as of March 1, 2013 Dennis Cogan and Nick Niziolek receive all of their compensation from Calamos. Calamos states that as of June 7, 2013, Eli Pars receives all of his compensation from Calamos. Calamos states that each of these individuals receive compensation in the form of an annual base salary, a discretionary bonus (payable in cash) and LTI awards, and that each of these individuals has a bonus range of opportunity which is expressed as a percentage of base salary. Calamos further states that each of these individuals is also eligible for discretionary LTI awards based on individual and collective performance; however, these awards are not guaranteed from year to year. Calamos states that LTI awards consist of restricted stock units or a combination of restricted stock units and stock options.

Calamos states that the amounts paid to all portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. According to Calamos, the portfolio managers’ compensation structure does not differentiate between the Fund and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration annually the performance of the various strategies managed by the portfolio managers. Calamos states that portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the target bonus, as well as overall performance of Calamos. Calamos states that all portfolio managers are eligible to receive annual equity awards in shares of Calamos Asset Management, Inc. under an incentive compensation plan.

Calamos states that historically, the annual equity awards granted under the incentive compensation plan have been comprised of stock options and restricted stock units which vest over periods of time. Calamos states that unless terminated early, the stock options have a ten-year term. Calamos states that grants of restricted stock units and stock options must generally be approved by the Compensation Committee of the Board of Directors of Calamos Asset Management, Inc.

Calamos also states that the compensation structure described above is also impacted by additional corporate objectives set by the Board of Directors of Calamos Asset Management, Inc., which for 2012 included investment performance, as measured annually by risk-adjusted performance of the investment strategies managed by Calamos over a blended short-and long-term measurement period; distribution effectiveness, as measured by redemption rates and net sales in products that are open to new investors; and financial performance, as measured by operating earnings and margin.

The following should be added to and read in conjunction with the information found under the section entitled “Manager Ownership of Fund Shares” on page 138:

As of May 31, 2013, none of the Calamos portfolio managers owned shares of the Vantagepoint Diversifying Strategies Fund.

DIRECTOR CHANGES

Effective July 1, 2013, Mr. Michael R. Beasley will begin serving as a Director of The Vantagepoint Funds (the “Trust”), replacing Mr. Arthur R. Lynch. Accordingly, the following changes are made to the SAI effective July 1, 2013.

Information about the Officers and Directors

Effective July 1, 2013, the following replaces the information about the Directors on pages 50 – 53 of the SAI:

Independent Directors

Name and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) and Outside Directorship(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
Michael R. Beasley (65)	Director and Investment Committee Member	October 31, 2016; Director since July 2013	Chairman Emeritus and Board member (March 2012 – present), Chairman and Chief Executive Officer (1994 – February 2012) —Strategic Investment Solutions, Inc. (pension consulting firm).	N/A

N. Anthony Calhoun (65)	Director, Audit Committee Member and Chair, Investment Committee and Nominating and Governance Committee Member	October 31, 2013; Director since November 1998	Independent Consultant (financial consulting) (April 2009 – present); Executive Deputy State Treasurer —Commonwealth of Pennsylvania (August 2007 – March 2009)	N/A

Name and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) and Outside Directorship(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
George M. Chamberlain, Jr. (66)	Director, Investment Committee and Nominating and Governance Committee Member	October 31, 2014; Director since January 2012	Director and Vice President, Legal and Business Affairs —SCM Advantage LLC (supply chain consulting) (October 2009 – present); Principal—GMC Consulting (corporate consulting) (May 1999 – present) Board member—Alzheimer’s Association Delaware Valley Chapter (January 2008 – present); Board member—Trapp Family Lodge Cooperative (non-profit) (April 2008 – present); Board member and Vice Chair—Walnut Street Theater (January 2000 –June 2010)	N/A

Donna K. Gilding (73)	Director, Investment Committee Member and Chair, and Nominating and Governance Committee Member	October 31, 2013; Director since November 1998	Chief Investment Officer— Lowenhaupt Global Advisors, LLC (Sept. 2006 – present); Trustee (2007 – present) and Chair of Investment Committee (2009 – present)—The National YMCA Fund, Inc.	N/A

Name and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) and Outside Directorship(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years

Dorothy D. Hayes (62)	Director, Audit Committee Member and Investment Committee Member	October 31, 2014; Director since April 2013	Director, Chair of the Enterprise Risk Committee, and member of Executive Committee — First Tech Federal Credit Union (2011-present); Director and Chair of the Finance Committee — American Leadership Forum —Silicon Valley (2011- present); Director (2010-present), Chair of the Audit Committee (2010-2013) and Chair of the Board of Directors and member of Executive and Fund Development Committees (2012-present) — Silicon Valley FACES; Trustee, chair of the finance committee, member of the executive committee, and member of the investment committee — Computer History Museum (2006-present); Director and Chair of the Audit Committee — Range Fuels (development-stage biofuels company) (2008-2012); Director and Chair of the Finance Committee — Addison Avenue Federal Credit Union (2002-2010); Trustee—Foothills Foundation, Foothills Congregational Church (church foundation) (2004-present); Vice President, Internal Audit — Intuit, Inc. (financial software and services company) (2005-2008)	N/A

Name and Age	Positions Held with the Trust	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) and Outside Directorship(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
Timothy M. O’Brien (63)	Chair of the Board and Director, Audit Committee Member, Investment Committee Member, and Nominating and Governance Committee Member	October 31, 2014; Director since September 2005	Independent Consultant (pension consulting) (2003 – present); Board member and Chair of Audit Committee and member of Investment and Benefits Committees — Public Employees Retirement Association of Colorado (July 2011-present)	N/A

NOTES:

†

The Declaration of Trust sets forth the length of the Class 1 and Class 2 Directors’ terms (five years for Class 1 and Class 2 Directors), limits each Class 1 and Class 2 Director’s length of service to 12 consecutive years, and prohibits each Director from serving a term that begins after he or she has reached age 72. The date shown in this column reflects the expiration date of the Director’s current term, the end of the Class 1 or Class 2 Director’s 12th year of service, or the Director’s retirement date, whichever occurs first.

Interested Director

Name and Age	Positions Held with the VP Fund	Term/Service Expiration and Length of Time Served†	Principal Occupation(s) and Outside Directorship(s) During the Past Five Years	Directorship(s) of Public Companies and Other Registered Investment Companies During the Past Five Years
David R. Mora (68)*	Director	October 31, 2013; Director since November 2011	Board member (January 2005 – present) and Chair of the Board of Directors (January 2010 – present) —ICMA Retirement Corporation; West Coast Regional Director —International City/County Management Association (February 2009 – April 2011); City Manager —City of Salinas, CA (September 1990 – September 2008); Board member —Public Entity Risk Institute (non-profit) (January 2000 – December 2008)	N/A

NOTES:

*	Mr. Mora is considered to be an “interested person” of the VP Fund (as that term is defined under the 1940 Act), and thus an “interested director,” because he is a director of ICMA Retirement Corporation (“ICMA-RC”), the parent company of VIA and of ICMA-RC Services, LLC (“RC Services”), the distributor of the VP Fund’s shares.

†	The Declaration of Trust sets forth the length of the Interested Director’s term (one year for the Class 3 Director), and prohibits each Director from serving a term that begins after he or she has reached age 72. The date shown in this column reflects the expiration date of the Interested Director’s current term, or the Director’s retirement date, whichever occurs first.

Additional Information Regarding the Current Directors

Each current Director possesses the specific experience, qualifications, attributes and skills necessary to serve as such. In particular, Mr. Beasley has experience in the investment management field as well as executive, consulting and financial experience having served in a variety of positions at several firms that are registered as investment advisers with the SEC; Mr. Calhoun has financial, executive and public sector experience from previous senior finance-related positions in state, municipal and federal governments; Mr. Chamberlain has experience as a director and officer for other mutual fund complexes, and has investment management, legal and executive experience having served as the Chief Compliance Officer and General Counsel for a mutual fund administrator and General Counsel for an SEC registered investment adviser; Ms. Gilding has experience in the field of investment management as well as executive and public sector experience by serving and having served as a chief investment officer for both SEC registered investment advisers and a municipal government; Ms. Hayes has experience in the field of corporate finance as well as executive, audit and financial experience having served in a variety of finance-related positions at publicly traded companies, and she has served as either a director, committee member or committee chair at several non-profit organizations and credit unions; Mr. Mora has executive and public sector experience from senior executive positions in local governments and has experience as a director of an SEC registered investment adviser; and Mr. O’Brien has financial and executive experience having served as a pension consultant and as a chief executive officer for a non-profit organization and has government audit and accounting experience having served as auditor of a state government.

Compensation

The following sentence should be added to the bottom of the compensation table on page 57 of the SAI effective July 1, 2013.

Effective July 1, 2013, Mr. Arthur R. Lynch no longer serves as a Director of the Trust. For the fiscal year ended December 31, 2012, Mr. Beasley received $0 in aggregate compensation from the Funds.

Ownership of Fund Shares by the Directors

The following should be read in conjunction with the table in the section entitled “Ownership of Fund Shares by the Directors” on page 57 of the SAI effective July 1, 2013:

The following table represents Fund shares owned by the following Directors as of December 31, 2012:

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Michael R Beasley	-0-	None

NOTE: Effective July 1, 2013, Mr. Arthur R. Lynch no longer serves as a Director of the Trust.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS AND RISKS

Floating Rate Loans - The following replaces the definition of “Floating Rate Loans” found on page 22 in the above entitled section.

FLOATING RATE LOANS: Floating rate loans are debt securities or other interests issued by companies or other entities with floating interest rates that reset periodically. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired from a lender or through the agent as an assignment from another lender who holds a floating rate loan, or as a participation interest in another lender’s floating rate loan or portion thereof.

Investments in floating rate loans have risks that are similar to those of fixed income securities. In addition, floating rate loans carry the risk of impairment of collateral. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As such a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans may also carry liquidity risk. Floating rate loans generally are subject to legal or contractual restrictions on resale. Therefore, the liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. If the credit quality of a floating rate loan suffers a significant decline, the secondary trading market for that same loan may also decline, making it more difficult to sell and to value. Difficulty in selling a floating rate loan can result in a loss.

Swaptions and Swaps - References to the Core Bond Index Fund in the swaptions chart found on page 32 and in the swaps chart found on page 36, both under the above entitled section, are hereby deleted.

Please retain this supplement for future reference.